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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69449) of Dana Corporation of our report dated June 25, 1999 relating to the financial statements of the Echlin Incentive and Savings Investment Plan which appears in this Form 11-K.



PricewaterhouseCoopers LLP

Toledo, Ohio
June 30, 1999




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